[Confidential Treatment Requested. Confidential Portions of this Agreement have been redacted and filed separately with the Commission.]


                                                                    EXHIBIT 10.4


                                                            EXECUTION COPY
                      FIRST AMENDMENT OF LICENSE AGREEMENT

     This First Amendment of License Agreement is made and effective as of 25 September 2000, by and between Becton, Dickinson and Company, a New Jersey corporation through its BD Biosciences Division, having a place of business at 7 Loveton Circle, Sparks, Maryland 21152 (hereinafter "Becton") and Nanogen, Inc., a Delaware corporation having its principal office and place of business at 10398 Pacific Center Court, San Diego, California 92121 (hereinafter "Nanogen").

     WHEREAS, Becton and Nanogen are parties to a certain License Agreement effective 1 October 1997 (hereinafter "LA"); and

     WHEREAS, the parties desire to amend certain provisions of the LA.

     NOW, THEREFORE, for good and valuable consideration, the parties hereby agree to amend the LA as follows:

     1.   Paragraph 1.5 is hereby amended to read in its entirety as follows:

          1.5 "Field" shall mean (a) IN VITRO human genetic testing, (b) IN VITRO human cancer diagnostics, (c) IN VITRO testing of agricultural samples, (d) IN VITRO testing of environmental samples, (e) IN VITRO testing of veterinary samples and (f) biomedical research applications not required to be reviewed or approved by the U.S. Food and Drug Administration or a foreign equivalent government organization, all of (a) through (f) employing electronically addressable oligonucleotide arrays.

     2. Paragraph 1.8 is hereby amended by adding after the words "Licensed Products by Nanogen" the words "in the Field".

     3.   Paragraph 1.11 is hereby amended to read in its entirety as follows:

          1.11 "Research Agreement" shall mean the Collaborative Research and Development and License Agreement entered into by Becton, Nanogen and the Partnership as of October 1, 1997, as amended as of September 25, 2000.

     4. Paragraph 1.12 is hereby amended by adding after "on behalf of Nanogen" the words "or by a sublicensee of Nanogen."

     5.   Paragraph 2.2 is hereby amended to read in its entirety as follows:

          2.2.1 Sublicensing

               (a) Nanogen may grant sublicenses in and to the rights licensed hereunder, provided that such sublicenses are in full compliance with all of the provisions set forth in this Section 2.2.

               (b) No more than five (5) business days after execution of any sublicense agreement pursuant to Paragraph 2.2(a), Nanogen shall deliver to Becton a complete and accurate copy of such sublicense agreement.

               (c) Nanogen shall pay to Becton ********************** *********************************** actually paid to
                           Nanogen from sublicensees. Nanogen shall also pay to BD **********************************************
                           *****************************************************
                           unless permitted by Section 4.0 or Section 8.0.

               (d) All sublicense agreements shall require the sublicensee to comply with all the terms and conditions of this Agreement applicable to Nanogen, provided, however that, such sublicense agreements shall not include grants of rights to the sublicensee to: (a) have made Licensed Products; or (b) grant further sublicenses (except by implication through sale of Licensed Products to end-users of such products).

               (e) All other terms and conditions of any sublicense agreement shall be consistent with the terms and conditions of this Agreement.

          6. Paragraph 3.1 is hereby amended to add the following sentence at the end of the paragraph:

                           If Nanogen or its Affiliates sell Licensed Products to or through a distributor, ***********************
                           ****************************************************
                           ****************************************************
                           ****************

           7.  Paragraph 8 is hereby amended as follows:

                           Paragraph 8.1 is hereby amended by adding after the words "that Nanogen's" the words "or to Nanogen's knowledge, a sublicensee's".

                           Paragraph 8.2 is hereby amended by adding in the last line after the words "action instituted against Nanogen" the words "or a sublicensee".

                           Paragraph 8.3 is hereby amended by adding in the last line after the words "proposed settlement by Nanogen" the words "or a sublicensee".

                           Paragraph 8.4 is hereby amended by adding in the second line after the words "split evenly by Nanogen and Becton" the words "or the sublicensee and Becton as applicable," and in the last line after the words "and paid by, Nanogen" the words "or the sublicensee, as applicable".



------------------
*** Confidential material redacted and separately filed with the Commission.

                           Paragraph 8.5 is hereby amended by adding in the second line after the words "8.2, Nanogen" the words "or the sublicensee," in the third line after the words "action, Nanogen" the words "or the sublicensee," and in the fifth line after the words "then Nanogen" the words "or the sublicensee".

                           Paragraph 8.6 is hereby amended by adding in the beginning of the second line after the words "action, Nanogen" the words "or the sublicensee" and in the end of the second line after the words "which Nanogen" the words "or the sublicensee".

          8. Appendix A is hereby amended, and the First Revised Appendix A is attached hereto.


     IN WITNESS WHEREOF, the parties have executed this First Amendment of License Agreement through duly authorized representatives on the dates set forth below, effective as of the date first written above.

NANOGEN, INC.                               BECTON, DICKINSON AND COMPANY
                                            THROUGH ITS BD BIOSCIENCES DIVISION

By:      /s/ HOWARD C. BIRNDORF          By:     /s/ VINCENT A. FORLENZA
    ---------------------------------        ----------------------------------
         Authorized Signature                     Authorized Signature

                                             VINCENT A. FORLENZA
       HOWARD C. BIRNDORF                    SENIOR VICE PRESIDENT
       CHAIRMAN & CEO                        TECHNOLOGY, STRATEGY & DEVELOPMENT
   ----------------------------------        ----------------------------------
         Name and Title                           Name and Title

FIRST REVISED APPENDIX A

U. S. PATENTS AND PATENT APPLICATIONS

     1.   U. S. Patent No. 5,270,184, entitled "Nucleic Acid Target Generation"

     2. U. S. Patent No. 5,422,252, entitled "Simultaneous Amplification of Multiple Targets"

     3. U. S. Patent No. 5,624,825, entitled "Simultaneous Amplification of Multiple Targets"

     4.   U. S. Patent No. 5,455,166, entitled "Strand Displacement
          Amplification"

     5.   U. S. Patent No. 5,712,124, entitled "Strand Displacement
          Amplification"

     6. U. S. Patent No. 5,536,649, entitled "Decontamination of Nucleic Acid Amplification Reactions"

     7. U. S. Patent No. 5,648,211, entitled "Strand Displacement Amplification Using Thermophilic Enzymes"

     8. U. S. Patent No. 5,744,311, entitled "Strand Displacement Amplification Using Thermophilic Enzymes"

     9. U. S. Patent No. 5,702,926, entitled "Use of Boronated Nucleotides in Strand Displacement Amplification"

     10. U. S. Patent No. 5,916,779, entitled "Reverse Transcription Strand Displacement Amplification"

     11.  ***

     12.  ***

     13.  ***

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*** Confidential material redacted and separately filed with the Commission.